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                                                                    EXHIBIT 99.1


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
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IN RE                                       :
                                            :
WILLIAMS COMMUNICATIONS GROUP,              :        CHAPTER 11 CASE NO.
INC. AND CG AUSTRIA, INC.,                  :        02-11957 (BRL)
                                            :        (JOINTLY ADMINISTERED)
                                            :
                             DEBTORS.       :
                                            :
------------------------------------X

                ORDER PURSUANT TO SECTION 1125 OF THE BANKRUPTCY
              CODE AND BANKRUPTCY RULES 3017 AND 2002 (A) APPROVING
                  PROPOSED SECOND AMENDED DISCLOSURE STATEMENT
              AND CERTAIN RELATED RELIEF, (B) APPROVING PROCEDURES
              FOR SOLICITATION AND TABULATION OF VOTES TO ACCEPT OR
                  REJECT PROPOSED SECOND AMENDED JOINT PLAN OF
                      REORGANIZATION, AND (C) SCHEDULING A
                      HEARING ON CONFIRMATION OF SUCH PLAN

         Upon the motion (the "Motion")(1) of the debtors in the above-captioned cases (collectively, the "Debtors") for entry of an Order Pursuant to Section 1125 of the Bankruptcy Code and Bankruptcy Rules 3017 and 2002 (A) Approving Proposed Second Amended Disclosure Statement and Certain Related Relief, (B) Establishing Procedures for Solicitation and Tabulation of Votes to Accept or Reject Proposed Second Amended Joint Plan of Reorganization, and (C) Scheduling a Hearing on Confirmation Such Plan; and upon sworn statements submitted to the Court in support of the Motion; and upon the record of the hearing on the Motion (the "Hearing") at which the Court considered all filed and stated objections to the Motion and the Debtors' response thereto (the "Response");

IT IS HEREBY FOUND AND DETERMINED THAT:

         A. The Court has jurisdiction over the Motion pursuant to sections 157 and 1334 of title 28 of the United States Code (the "Judicial Code");



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         B. This is a core proceeding pursuant to section 157(b)(2) of the
Judicial Code;

         C. Venue for proceedings on the Motion is proper in this district pursuant to section 1409 of the Judicial Code;

         D. Notice of the Motion and of this Order was sufficient;

         E. Cause exists for the granting of the relief requested in the Motion;

         F. The Debtors' Second Amended Disclosure Statement with Respect to Second Amended Joint Chapter 11 Plan of Reorganization of Williams Communications Group, Inc. and CG Austria, Inc., dated August 12, 2002 (respectively, as modified to the extent required at the Hearing, the "Disclosure Statement" and the "Plan"), contains adequate information within the meaning of section 1125 of the Bankruptcy Code;

         G. The form of the ballots annexed to the Response as Attachment "6" (collectively, the "Ballots") (i) are consistent with Official Form No. 14; (ii) adequately address the particular needs of these chapter 11 cases; (iii) are appropriate for each class of claims or interests entitled to vote to accept or reject the Plan; and (iv) comply with Bankruptcy Rule 3017(d);

         H. Ballots need not be provided to holders of claims and interests in Classes 1, 3, 7, 8, and 9, under the Plan because: (i) Holders of Claims and interests in Classes 1, 3 and 9 are unimpaired and are conclusively presumed to accept the Plan in accordance with section 1126(f) of the Bankruptcy Code; and
(ii) holders of claims and interests in Classes 7, and 8 are impaired, do not retain or receive any property under the Plan, and are deemed to reject the Plan in accordance with section 1126(g) of the Bankruptcy Code;

         I. Other than the notice annexed as Attachment "5" to the Response (the "Confirmation Hearing Notice"), no Solicitation Materials (as such term is defined below) need to be provided to holders of Classes 7 and 8 because providing such would be an impractical and



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         (1) Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Motion.


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unnecessary waste of estate resources considering that (i) such holders shall receive no distribution under the Plan on account of such Claims or interests and are conclusively deemed to have rejected the Plan pursuant to section 1126 of the Bankruptcy Code; and (ii) the Disclosure Statement, the Plan, and related exhibits may be viewed on the Debtors' website, at http://www.williamscommunications.com/restructuring/;

         J. The period during which the Debtors may solicit votes to accept or reject the Plan, as established by this Order, provides a sufficient time for
(i) creditors to make informed decisions to accept or reject the Plan and submit timely Ballots; and (ii) brokers, banks, dealers or other agents or nominees for beneficial owners of Senior Redeemable Notes (collectively, the "Master Ballot Agents") to distribute form Ballot No. 5B Individual Ballots (as such term is defined below) and complete and submit timely form Ballot No. 5C Master Ballots (as such term is defined below);

         K. The procedures for the solicitation and tabulation of votes to accept or reject the Plan, as approved herein, provide a fair and equitable voting process and are consistent with section 1126 of the Bankruptcy Code; and

         L. The contents of the Solicitation Packages and the procedures for providing notice of the Confirmation Hearing and the other matters set forth in the Confirmation Hearing Notice (i) comply with Bankruptcy Rules 2002 and 3017; and (ii) constitute sufficient notice to all interested parties in accordance with and for all purposes required by the Bankruptcy Code, the Bankruptcy Rules, or the Local Rules;

IT IS HEREBY ORDERED THAT:

         1. The Motion is granted.

         2. The Disclosure Statement is approved.


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         3. Pursuant to Bankruptcy Rule 3017(d), August 6, 2002, shall be the record date for purposes of determining which creditors are entitled to receive Solicitation Packages and, where applicable, vote on the Plan (the "Record Date").

         4. The form of the Ballots annexed to the Response as Attachment "6", including the instructions attached to each Ballot, are approved. The appropriate Ballots shall be distributed to holders of claims in the following classes entitled to vote to accept or reject the Plan:

             Ballot No. 2          Class 2 Prepetition Secured Guarantee
                                   Claims.

             Ballot No. 4          Class 4 TWC Assigned Claims.

             Ballot No. 5A         Class 5 Senior Redeemable Note Claims --
                                   individual Ballot to be returned directly to the Solicitation and Tabulation Agent
                                   ("Individual Ballot -- Record Holder").

             Ballot No. 5B         Class 5 Senior Redeemable Note Claims --
                                   individual Ballot to be returned to a Master
                                   Ballot Agent (as such term is defined below)
                                   ("Individual Ballot -- Street Name Holder").

             Ballot No. 5C         Class 5 Senior Redeemable Note Claims -
                                   Master Ballot to be completed by the
                                   applicable Master Ballot Agent (as such term is defined below) ("Master Ballot").

             Ballot No. 6          Class 6 Other Unsecured Claims.

         5. With respect to a transferred claim, the transferee shall be entitled to receive a Solicitation Package and cast a Ballot on account of such claim only if (a) all actions necessary to effect the transfer of the claim pursuant to Bankruptcy Rule 3001(e) have been completed by the Record Date; or
(b) the transferee files by the Record Date (i) the documentation required by Bankruptcy Rule 3001(e) to evidence the transfer; and (ii) a sworn statement of the transferor supporting the validity of the transfer. Each transferee shall be treated as a single creditor for purposes of the numerosity requirements in section 1126(c) of the Bankruptcy Code and the other voting and solicitation procedures set forth in this Order.

         6. The Debtors are directed to mail or cause to be mailed copies of (a) the Confirmation Hearing Notice; (b) the Disclosure Statement (together with the exhibits thereto, including the Plan, that have been filed with the Court before the date of the mailing); (c) the



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letter from the Committee as filed with the Court recommending acceptance of the
Plan; and (d) with respect to holders of Claims in Classes that are entitled to vote to accept or reject the Plan (i.e., Allowed Claims in Classes 2, 4, 5, and 6) an appropriate form of Ballot and return envelope (collectively, the materials described in clause (a) - (d), the "Solicitation Packages").
Consistent with sections 1126(f) and 1126(g) of the Bankruptcy Code, Bankruptcy Rule 3017(d), and paragraph H above, Solicitation Packages for holders of claims against or interests in any Debtor in a class under the Plan that is deemed to accept or reject the Plan under section 1126(f) or 1126(g) of the Bankruptcy
Code shall not include a Ballot. The Debtors shall not be required to provide any additional documents or materials in the Solicitation Packages.

         7. The Solicitation Packages will be mailed not less than thirty (30) days prior to the Voting Deadline (as such term is defined below) to (a) all persons or entities that have filed proofs of claim on or before the Record Date (or their transferees in accordance with the procedures set forth below); (b) all persons or entities listed in the Schedules as holding liquidated, noncontingent, undisputed claims as of the Record Date (or their transferees in accordance with the procedures set forth above); (c) all other known holders of claims against the Debtors, if any, as of the Record Date; (d) all parties in interest that have filed requests for notice in accordance with Bankruptcy Rule 2002 in the Debtors' chapter 11 cases on or before the Record Date; (e) the Indenture Trustees; (f) the U.S. Trustee; (g) to the persons described below in connection with the special solicitation procedures for holders of Senior Redeemable Notes.

         8. The Debtors are excused from mailing Solicitation Packages to those persons or entities for which the Debtors have only Undeliverable Addresses unless the Debtors are provided with accurate addresses for such persons or entities, in writing, on or before the date of this Order. Failure to mail Solicitation Packages to such entities shall not constitute inadequate


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notice of the Voting Deadline, the Confirmation Objection Deadline, the
Confirmation Hearing, or any other matter.

         9. Except as otherwise provided under the Senior Redeemable Notes Solicitation Procedures (as such term is defined below), to be counted as votes to accept or reject the Plan, all Ballots must be properly executed, completed, and delivered to the Debtors' Solicitation and Tabulation Agent either (a) by mail in the return envelope provided with each Ballot, (b) by overnight courier, or (c) by personal delivery so that, in each case, such Ballots are received by the Solicitation and Tabulation Agent by 5:00 p.m., Eastern Time, September 19, 2002 (the "Voting Deadline"). In addition, to accommodate the additional tabulation activities that must be performed by Master Ballot Agents, Master Ballots may be submitted, if necessary, by facsimile so that they are received by the Solicitation and Tabulation Agent by the Voting Deadline.

         10. Solely for purposes of voting to accept or reject the Plan -- and not for the purpose of the allowance of, or distribution on account of, a claim and without prejudice to the rights of the Debtors in any other context -- each claim within a class of claims entitled to vote to accept or reject the Plan shall be temporarily allowed in accordance with the following rules (collectively, the "Tabulation Rules"):

         o unless otherwise provided in these Tabulation Rules, a claim will be deemed temporarily allowed for voting purposes in an amount equal to the lesser of (i) the amount of such claim as set forth in the Schedules; or (ii) the amount of such claim as set forth in a timely filed proof of claim;

         o if a claim is deemed allowed in accordance with the Plan, such claim will be temporarily allowed for voting purposes in the deemed allowed amount set forth in the Plan;

         o with respect to claims for which a proof of claim has been timely filed but not yet reconciled by the Debtors, if such claim is (i) marked as contingent, unliquidated or disputed on its face; (ii) listed as contingent, unliquidated or disputed in the Schedules, either in whole or in part; or (iii) not listed in the Schedules, such claim will be disallowed for voting purposes;

         o if a claim for which a proof of claim has been timely filed is marked as a priority claim or a secured claim, either in whole or in part, but is listed in the Schedules as a nonpriority unsecured claim or as a priority claim or a secured claim only in part, such claim will be temporarily allowed for voting purposes as a nonpriority unsecured claim in an amount equal to the lesser of (i) the entire amount of such claim as set forth in the proof of claim; or (ii) the nonpriority unsecured claim set forth in the Schedules, provided that such claim is not listed in the Schedules or marked on the proof of claim as contingent, unliquidated or disputed, in which case it will be subject to the immediately preceding rule;



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         o        if a claim has been estimated or otherwise allowed for voting purposes by order of the Court, such claim will be temporarily allowed for voting purposes in the amount so estimated or allowed by the Court;

         o if a claim is listed in the Schedules as contingent, unliquidated or disputed and a proof of claim was not timely filed, such claim will be disallowed for voting purposes;

         o if a claim for which a proof of claim has been timely filed has been reconciled by the Debtors, such claim will be temporarily allowed for voting purposes in the amount determined to be owed pursuant to the Debtors' reconciliation;

         o if the Debtors have filed and served an objection to a claim at least 15 days before the Voting Deadline, such claim will be temporarily allowed or disallowed for voting purposes in accordance with the relief sought in the objection;

         o if a claim holder identifies a claim amount on its Ballot that is less than the amount otherwise calculated in accordance with these Tabulation Rules, the claim will be temporarily allowed for voting purposes in the lesser amount identified on such Ballot; and

         o notwithstanding any other provision in these Tabulation Rules, all Claims in Class 2 (Prepetition Secured Guarantee Claims) shall be Allowed for purposes of voting on the Plan.

         11. If any claimant seeks to challenge the allowance of its claim for voting purposes in accordance with the Tabulation Rules, such claimant must file a motion, pursuant to Bankruptcy Rule 3018(a), for an order temporarily allowing such claim in a different amount or classification for purposes of voting to accept or reject the Plan (a "Rule 3018 Motion") and serve such motion on the parties identified in paragraph 17 so that it is received no more than ten (10) days after the later of (a) the date of service of the Confirmation Hearing Notice, or (b) the date of service of a notice of an objection, if any, to the underlying claim. Any Ballot submitted by a creditor that files a Rule 3018 Motion shall be counted solely in accordance with the Tabulation Rules and the other applicable provisions of this Order unless and until the underlying claim is temporarily allowed by the Court for voting purposes in a different amount, after notice and a hearing.

         12. In tabulating the Ballots, the following additional procedures shall be utilized:



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    a. any Ballot that is otherwise properly completed, executed, and timely returned to the Solicitation and Tabulation Agent or a Master Ballot
       Agent but does not indicate an acceptance or rejection of the Plan shall be deemed a vote to accept the Plan;

   b. if no votes to accept or reject the Plan are received with respect to a particular class, such class shall be deemed to have voted to accept the Plan;

    c. if a creditor casts more than one Ballot voting the same claim before the Voting Deadline, the latest dated Ballot shall be deemed to reflect the voter's intent and thus shall supersede any prior Ballots(2);

      d. creditors shall be required to vote all of their claims within a particular class under the Plan either to accept or reject the Plan and may not split their votes; thus, a Ballot (or a group of Ballots within a Plan class received from a single creditor) that partially rejects and partially accepts the Plan shall not be counted; and

     e. for purposes of determining whether the numerosity and claim amount requirements of sections 1126(c) and 1126(d) of the Bankruptcy Code have been satisfied, the Debtors shall tabulate only those Ballots received by the Voting Deadline.

         13. The following special procedures shall apply for the distribution of Solicitation Packages and tabulation of votes with respect to the Claims of Beneficial Owners of Senior Redeemable Notes. The Debtors shall cause a Solicitation Package or Solicitation Packages to be mailed by first class mail, postage prepaid, to (a) each Beneficial Owner holding Senior Redeemable Notes in its own name as of the Record Date (collectively, the "Individual Record Holders"), and (b) each Master Ballot Agent for distribution to all other Beneficial Owners as of the Record Date, in the manner described below (collectively, the "Senior Redeemable Notes Solicitation Procedures"):


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         (2) Likewise, if a Beneficial Owner submits more than one form Ballot
No. 5B Individual (Street Name) Ballot to a Master Ballot Agent, (a) the latest dated form Ballot No. 5B Individual (Street Name) Ballot received before the submission deadline will be deemed to supersede any prior form Ballot No. 5B Individual (Street Name) Ballots submitted by the Beneficial Owner, and (b) the Master Ballot Agent will complete the Master Ballot accordingly.


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       f. Pursuant to Bankruptcy Rules 1007(i) and 3017(e), to permit such mailing and facilitate the transmittal of Solicitation Packages to
       Individual Record Holders and other Beneficial Owners, the Debtors shall obtain a Security Position Report from the Depository Trust
       Company, in appropriate electronic or other format agreed to by the
        Debtors, containing (i) the names, addresses and holdings of the respective Individual Record Holders as of the Record Date (the "Record
        Holder Register"), and (ii) the names and addresses of the Master Ballot Agents and, for each Master Ballot Agent, the aggregate holdings of the Beneficial Owners for whom such Master Ballot Agent provides services (the "Master Ballot Agent Register");

    g. The Debtors (or the Debtors' agent), upon receipt of the Record Holder Register, shall send each Individual Record Holder a Solicitation Package containing the applicable form Ballot No. 5A Individual (Record Holder) Ballot for completion and return to the Solicitation and Tabulation Agent;

    h. The Debtors (or the Debtors' agent), upon receipt of the Master Ballot Agent Register, shall (i) contact each Master Ballot Agent to determine the number of Solicitation Packages needed by the Master Ballot Agent for distribution to the applicable Beneficial Owners for whom the
      Master Ballot Agent performs services and (ii) deliver to each Master
      Ballot Agent a Master Ballot and the requisite number of Solicitation
       Packages with form Ballot No. 5B Individual (Street Name) Ballots;

     i. The Master Ballot Agents shall distribute the Solicitation Packages they receive as promptly as possible to the Beneficial Owners for whom they provide services. In particular, as part of each Solicitation Package sent to a Beneficial Owner, the Master Ballot Agents shall include a form Ballot No. 5B Individual (Street Name) Ballot, voting instructions, and a return envelope (to be provided by and addressed to the Master Ballot Agent)(3);

    j. The Master Ballot Agents, upon receipt of completed form Ballot No. 5B Individual (Street Name) Ballots from the Beneficial Owners, shall summarize the votes of such Beneficial Owners and shall return the appropriate Master Ballot to the Solicitation and Tabulation Agent so that it is received prior to the Voting Deadline and in accordance with the procedures set forth herein;

   k. The Master Ballot Agents shall retain the form Ballot No. 5B Individual (Street Name) Ballots cast by their respective Beneficial Owners for inspection for a period of one year following the Voting Deadline;

    l. The Solicitation and Tabulation Agent, upon receipt of Master Ballots, shall compare the votes cast by Individual Record Holders and
       Beneficial Owners to the information provided in the Record Holder Register and the Master Ballot Agent Register and no vote shall be counted in excess of (i) the record position in the Senior Redeemable Notes for a particular Individual Record Holder, as identified on the
     Record Holder Register, or (ii) in excess of the aggregate position in the Senior Redeemable Notes of the Beneficial Owners for whom the
       Master Ballot Agent provides services, as identified in the Master
            Ballot Agent Register (each (i) and (ii), an "Overvote");

    m. To the extent that a Master Ballot contains an Overvote or votes that otherwise conflict with the Master Ballot Agent Register, the
     Solicitation and Tabulation Agent shall attempt to resolve the Overvote or conflicting vote prior to the Voting Deadline;

   n. To the extent that an Overvote or a conflicting vote on a Master Ballot is not reconciled prior to the Voting Deadline, the Solicitation and
      Tabulation Agent shall (i) calculate the respective percentage of the total stated amount of the Master Ballot voted by each respective
       Beneficial Owner, (ii) multiply such percentage for each Beneficial
       Owner by the amount of aggregate holdings for the applicable Master Ballot Agent identified on the Master Ballot Agent Register and (iii)
     tabulate votes to accept or reject the Plan based on the result of this calculation(4); and

         o. A single Master Ballot Agent may complete and deliver to the
      Solicitation and Tabulation Agent multiple Master Ballots summarizing the votes of Beneficial Owners of Senior Redeemable Notes. Votes reflected on multiple Master Ballots shall be counted, except to the extent that they are duplicative of other Master Ballots. If two or more Master Ballots are inconsistent, the latest dated Master Ballot received prior to the Voting Deadline shall, to the extent of such inconsistency, supersede and revoke any prior Master Ballot.

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         (3) To ensure Master Ballot Agents sufficient time to summarize the votes of their respective Beneficial Owners and return the Master Ballot to the Solicitation and Tabulation Agent prior to the Voting Deadline, the deadline for Beneficial Owners to return the form Ballot No. 5B Individual Ballots to the Master Ballot Agent will be three days prior to the Voting Deadline.

         (4) The Debtors reserve the right to challenge the appropriateness of this calculation in any given case by seeking a determination of the Court within three business days after the final voting results are certified by the Solicitation and Tabulation Agent.
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         14. Further, the Debtors shall serve a copy of this Order on (a) the
Indenture Trustees; (b) each known entity that is serving as a Master Ballot Agent; and (c) if the Debtor deems appropriate, the ADP Proxy Services. Upon written request, the Debtors shall reimburse such entities (or their agents) in accordance with customary procedures for their reasonable, actual, and necessary out-of-pocket expenses incurred in performing the tasks described above. No other fees, commissions or other remuneration shall be payable to any Master Ballot Agent (or their agents or intermediaries) in connection with the distribution of Solicitation Packages to Beneficial Owners or the completion of Master Ballots.

         15. The Confirmation Hearing is scheduled to be conducted on September 25, 2002 at 10:00 a.m. The Confirmation Hearing may be continued from time to time by the Court without further notice other than the announcement of the adjourned date(s) at the Confirmation Hearing or any continued hearing.

         16. The form of the Confirmation Hearing Notice annexed as Attachment "5" to the Response is approved. The Debtors shall serve copies of the Confirmation Hearing Notice, along with the other materials comprising the Solicitation Package, in accordance with the procedures set forth herein. In addition, the Debtors shall publish a notice substantially in the form of the Confirmation Hearing Notice not less than twenty-five (25) days before the Confirmation Hearing in the daily edition of the Tulsa World as well as the national editions of The Wall Street Journal and The New York Times.

         17. Objections to confirmation of the Plan, if any, must: (a) be in writing; (b) state the name and address of the objecting party and the nature of the claim or interest of such party; (c) state with particularity the basis and nature of any objection; and (d) be filed with the Court and



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served so that they are received no later than 4:00 p.m., Eastern Time, on
September 13, 2002 by: (i) the Debtors, One Technology Center, Tulsa, OK 74103 (Attn: Don Hellwege, Esq.); (ii) counsel for the Debtors, JONES, DAY, REAVIS & POGUE, 222 East 41st Street, New York, New York 10017 (Attn: Corinne Ball, Esq.); (iii) counsel to the Official Creditors' Committee, KIRKLAND & ELLIS, 777 South Figueroa Street, Los Angeles, CA 90017 (Attn: Richard L. Wynne, Esq.);
(iv) counsel to the agent for the Debtors' prepetition secured lenders, CLIFFORD, CHANCE, ROGERS & WELLS, 200 Park Avenue, New York, New York, 10166 (Attn: Margot S. Schonholtz, Esq.); (v) counsel to TWC, WHITE AND CASE, LLP, 200 South Biscayne Boulevard, Suite 4900, Miami, Florida 33131 (Attn: Thomas E. Lauria, Esq.); and (vi) the OFFICE OF THE UNITED STATES TRUSTEE for the Southern District of New York, 33 Whitehall Street, 21st Floor, New York, New York 10004 (Attn: Pamela Lustrin, Esq.).

         18. The Debtors are authorized to take any action necessary or appropriate to implement the terms of, and the relief granted in, this Order without seeking further Order of the Court.



Dated: August 13, 2002

                                          /s/ Burton R. Lifland
                                          --------------------------------------
                                          UNITED STATES BANKRUPTCY JUDGE